EXHIBIT 10.30

 [Certain portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portions have been filed separately with the Securities and Exchange Commission.]

AMENDMENT NO. 2

TO

PRIVATE LABEL SUPPLY AGREEMENT

THIS AMENDMENT (this “Amendment”), effective as of January 1, 2013, is by and between BAUSCH & LOMB INCORPORATED (“B&L”) and UNILENS CORP. USA (“Unilens”).

WHEREAS, B&L and Unilens are parties to a certain Private Label Supply Agreement, dated June 4, 2002 (the “Supply Agreement”), as amended by the amendment dated February 28, 2012, pursuant to which B&L supplies Unilens with B&L’s [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] contact lens and will supply the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] contact lens, which are the Products currently referred to in Section 1.6 of the Supply Agreement; and

WHEREAS, B&L has [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.]; and

 WHEREAS, in 2012, B&L and Unilens amended the Supply Agreement in certain respects for B&L to supply Unilens with [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.];

WHEREAS, B&L and Unilens desire to amend the Supply Agreement in certain respects as set forth herein to provide for [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.];

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Definitions.

(a)

Product.   Section 1.6 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:

1.6 Product.  Product shall mean individually and collectively (a) the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.], (b) the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] and (c) [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.]

(b)

Specifications. Section 1.8 of the Supply Agreement is hereby amended to add the specifications for the [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].

(c)  New Section 1.16 is added to the Supply Agreement, which section will read in its entirety as follows:

1.16   [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] Lens shall mean a [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] contact lens that meets the Specifications for such lens as marketed by B&L as of the date hereof, or as may be modified in the future, embodying the Know-How or Technology (each as defined in the License Agreement) or covered by the Patent Rights (as defined in the License Agreement) for sale within the Territory.

2.

Product [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.].  New subsections of Section 2.5 are hereby added to the Supply Agreement, which section will read in its entirety as follows:

(c)  From the effective date of this Amendment, Unilens may order [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] subject to all limitations contained in this Agreement, including the volume limitations contained in Section 2.3, which shall apply to orders for all Products.

(d)  The parties acknowledge and agree, B&L shall have no obligation to supply [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.]. Notwithstanding the foregoing, if B&L determines to [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.], B&L shall [omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended.  The omitted portion has been filed separately with the Securities and Exchange Commission.] supplying such lenses to Unilens, subject to the terms of this Supply Agreement.

3.

Miscellaneous.  All references to “Agreement” in the Supply Agreement shall mean the Supply Agreement as amended by the February 28, 2012 amendment and by this Amendment.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given them by the Supply Agreement.  Except as otherwise provided in this Amendment, the Supply Agreement shall continue unchanged and in full force and effect.  Nothing in this Amendment shall affect in any manner the provisions of the License Agreement.  This Amendment constitutes the entire agreement of the parties with respect to its subject matter, merges and supersedes any prior understanding with respect to its subject matter and shall not be modified except by a written instrument executed by each of the parties.  This Amendment may be executed in two counterparts, each of which shall be an original and both of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

UNILENS CORP. USA

BAUSCH & LOMB INCORPORATED

By /s/ Michael Pecora

By /s/Sheila A. Hopkins

     Name: Michael Pecora

     Name: Sheila A. Hopkins

     Title: President and Chief Executive Officer

     Title: President Global Vision Care

Exhibit A

[ Omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Act of 1934, as amended. The omitted portion has been filed separately with the Securities  and Exchange Commission.]